UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2007 (November 9, 2007)

REGENERON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

New York	000-19034	13-3444607

(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
777 Old Saw Mill River Road, Tarrytown, New York 10591-6707
(Address of principal executive offices, including zip code)
(914) 347-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     In order to comply with recent rules promulgated by the Nasdaq Stock Market LLC, the Board of Directors of Regeneron Pharmaceuticals, Inc. (the “Company”) on November 9, 2007, approved an amendment to Article V of the Company’s By-Laws to authorize the Board to provide by resolution that some or all of the classes of stock of the Company be uncertified securities. On November 9, 2007, the Board of Directors of the Company adopted a resolution that provided that shares of the Company’s common stock, par value $.001 per share may be uncertificated.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	Amended and Restated By-Laws of Regeneron Pharmaceuticals, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2007	REGENERON PHARMACEUTICALS, INC.
	By:	/s/ Stuart Kolinski
		Name:	Stuart Kolinski
		Title:	Senior Vice President and General Counsel

Exhibit Index

Number	Description
99.1	Amended and Restated By-Laws of Regeneron Pharmaceuticals, Inc.